UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2023
Olaplex Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40860	87-1242679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Address Not Applicable1
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 691-0776
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OLPX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
1 Olaplex Holdings, Inc. is a fully remote company. Accordingly, it does not maintain a principal executive office.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 11, 2023, Olaplex Holdings, Inc. (the “Company”) announced that Amanda Baldwin, age 45, has been appointed as Chief Executive Officer (“CEO”) of the Company, effective immediately, completing the leadership transition that the Company previously announced in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 12, 2023 (the “October 12 Form 8-K”). Ms. Baldwin succeeds John P. Bilbrey, who served as interim Chief Executive Officer from October 12, 2023 until Ms. Baldwin’s appointment and who remains Executive Chair of the Company’s board of directors (the “Board”). In addition, on December 11, 2023, the Board elected Ms. Baldwin to serve as a Class III director of the Board with a term expiring at the Company’s 2024 Annual Meeting of Stockholders, effective immediately. On December 11, 2023, Ms. Baldwin and the Company entered into an indemnification agreement in substantially similar form as Exhibit 10.2 to the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2023. A description of Ms. Baldwin’s business experience was disclosed in the October 12 Form 8-K and is incorporated by reference herein.
In connection with Ms. Baldwin’s appointment as CEO, the Company entered into an amended and restated letter agreement with Ms. Baldwin, which amends the previously disclosed letter agreement, dated October 8, 2023, to increase Ms. Baldwin’s sign-on bonus from $250,000 to $950,000. The terms of Ms. Baldwin’s letter agreement, as previously disclosed in the October 12 Form 8-K, otherwise remain unchanged, and the description of the terms is incorporated by reference herein.
The amended and restated letter agreement will be filed with the SEC as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2023.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: December 11, 2023	Olaplex Holdings, Inc.

	By:	/s/ John C. Duffy
	Name:	John C. Duffy
	Title:	General Counsel and Secretary